                                                                   EXHIBIT 99.11

Nov-2000                            1998-A                                Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                     $2,954,073,738.94
Beginning of the Month Finance Charge Receivables:                                $  147,551,019.69
Beginning of the Month Discounted Receivables:                                    $            0.00
Beginning of the Month Total Receivables:                                         $3,101,624,758.63

Removed Principal Receivables:                                                    $            0.00
Removed Finance Charge Receivables:                                               $            0.00
Removed Total Receivables:                                                        $            0.00

Additional Principal Receivables:                                                 $            0.00
Additional Finance Charge Receivables:                                            $            0.00
Additional Total Receivables:                                                     $            0.00

Discounted Receivables Generated this Period:                                     $            0.00

End of the Month Principal Receivables:                                           $2,942,677,284.07
End of the Month Finance Charge Receivables:                                      $  146,451,282.84
End of the Month Discounted Receivables:                                          $            0.00
End of the Month Total Receivables:                                               $3,089,128,566.91

Special Funding Account Balance                                                   $            0.00
Aggregate Invested Amount (all Master Trust II Series)                            $2,300,000,000.00
End of the Month Transferor Amount                                                $  642,677,284.07
End of the Month Transferor Percentage                                                       21.84%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                        $   72,983,755.33
     60-89 Days Delinquent                                                        $   51,239,103.49
     90+ Days Delinquent                                                          $   94,024,355.36

     Total 30+ Days Delinquent                                                    $  218,247,214.18
     Delinquent Percentage                                                                    7.07%

Defaulted Accounts During the Month                                               $   20,141,082.40
Annualized Default Percentage                                                                 8.18%

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Nov-2000                             1998-A                               Page 2

Principal Collections                                                               $353,131,515.63
Principal Payment Rate                                                                       11.95%

Total Payment Rate                                                                           12.89%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                                                $370,500,000.00
     Class B Initial Invested Amount                                                $ 57,000,000.00
     Class C Initial Invested Amount                                                $ 47,500,000.00
                                                                                    ---------------
INITIAL INVESTED AMOUNT                                                             $475,000,000.00

     Class A Invested Amount                                                        $468,000,000.00
     Class B Invested Amount                                                        $ 72,000,000.00
     Class C Invested Amount                                                        $ 60,000,000.00
                                                                                    ---------------
INVESTED AMOUNT                                                                     $600,000,000.00

     Class A Adjusted Invested Amount                                               $468,000,000.00
     Class B Adjusted Invested Amount                                               $ 72,000,000.00
     Class C Adjusted Invested Amount                                               $ 60,000,000.00
                                                                                    ---------------
ADJUSTED INVESTED AMOUNT                                                            $600,000,000.00

PREFUNDED AMOUNT                                                                    $          0.00

FLOATING ALLOCATION PERCENTAGE                                                               20.31%
PRINCIPAL ALLOCATION PERCENTAGE                                                              20.31%

     Class A Principal Allocation Percentage                                                 78.00%
     Class B Principal Allocation Percentage                                                 12.00%
     Class C Principal Allocation Percentage                                                 10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                                                    $ 71,724,312.96

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                                                       $  9,555,708.84

MONTHLY SERVICING FEE                                                               $    750,000.00

INVESTOR DEFAULT AMOUNT                                                             $  4,090,842.18

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Nov-2000                            1998-A                                Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                       78.00%

     Class A Finance Charge Collections                                               $8,038,452.90
     Other Amounts                                                                    $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                                         $8,038,452.90

     Class A Monthly Interest                                                         $2,640,300.00
     Class A Servicing Fee                                                            $  585,000.00
     Class A Investor Default Amount                                                  $3,190,856.90

TOTAL CLASS A EXCESS SPREAD                                                           $1,622,296.00

CLASS A REQUIRED AMOUNT                                                               $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                       12.00%

     Class B Finance Charge Collections                                               $1,236,685.06
     Other Amounts                                                                    $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                         $1,236,685.06

     Class B Monthly Interest                                                         $  421,200.00
     Class B Servicing Fee                                                            $   90,000.00

TOTAL CLASS B EXCESS SPREAD                                                           $  725,485.06
CLASS B INVESTOR DEFAULT AMOUNT                                                       $  490,901.06
CLASS B REQUIRED AMOUNT                                                               $  490,901.06

CLASS C FLOATING ALLOCATION PERCENTAGE                                                       10.00%

CLASS C MONTHLY SERVICING FEE                                                         $   75,000.00

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Nov-2000                             1998-A                               Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                   $3,303,351.94

     Excess Spread Applied to Class A Required Amount                                 $        0.00

     Excess Spread Applied to Class A Investor Charge Offs                            $        0.00

     Excess Spread Applied to Class B Required Amount                                 $  490,901.06

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                                  $        0.00

     Excess Spread Applied to Class C Required Amount                                 $  790,084.22

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                                  $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                             $  125,000.00

     Excess Spread Applied to Cash Collateral Account                                 $        0.00

     Excess Spread Applied to Spread Account                                          $1,897,366.66

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                        $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                                         $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                               $        0.00

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Nov-2000                             1998-A                               Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                            $3,139,668.44

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                                         $        0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                           $        0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                                      $        0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                           $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                             $        0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                           $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                             $        0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                                       $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                                      $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                                         $        0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                                 8.89%
    Base Rate (Prior Month)                                                                   8.89%
    Base Rate (Two Months Ago)                                                                8.89%
                                                                                              -----
THREE MONTH AVERAGE BASE RATE                                                                 8.89%

    Portfolio Yield (Current Month)                                                          12.43%
    Portfolio Yield (Prior Month)                                                            13.88%
    Portfolio Yield (Two Months Ago)                                                         11.69%
                                                                                             ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                          12.67%

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Nov-2000                             1998-A                               Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                                          $71,724,312.96

INVESTOR DEFAULT AMOUNT                                                              $ 4,090,842.18

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                                   $         0.00
    Allocable to Class B Certficates                                                 $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                    $         0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                                   $         0.00
    Deficit Controlled Accumulation Amount                                           $         0.00
CONTROLLED DEPOSIT AMOUNT                                                            $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                                   $         0.00
    Deficit Controlled Accumulation Amount                                           $         0.00
CONTROLLED DEPOSIT AMOUNT                                                            $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                    $75,815,155.14

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                         $         0.00
CLASS B INVESTOR CHARGE OFFS                                                         $         0.00
CLASS C INVESTOR CHARGE OFFS                                                         $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                              $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                               $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                               $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                                                  $18,000,000.00
    Available Cash Collateral Amount                                                 $18,000,000.00

TOTAL DRAW AMOUNT                                                                    $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                      $         0.00

                                  First USA Bank, National Association
                                  as Servicer

                                  By:    /s/ Tracie Klein
                                         -----------------------------
                                         Tracie H. Klein
                                         First Vice President